Exhibit 99.2



                                                           Unaudited
                                                       AmSouth Bancorporation
                                                 CONSOLIDATED STATEMENTS OF EARNINGS
                                               ($ in thousands, except per share data)


------------------------------------------------------------------------------------------------------------------------
                                                                       2004                      2003
                                                              ----------------------- ----------------------------------
                                                                   June 30   March 31  December 31 September 30 June 30

                                                                   --------  --------      --------  ---------  --------
INTEREST INCOME
Loans                                                             $376,602  $375,715      $381,914  $ 381,886  $389,859
Available-for-sale securities                                       80,577    83,419        85,096     74,495    75,065
Held-to-maturity securities                                         63,934    62,593        52,250     45,888    56,199
Trading securities                                                      25        72            11         67         6
Loans held for sale                                                  3,270     2,627         1,775      2,272       318
Federal funds sold and securities purchased under agreements
 to resell                                                             197       151            99        503       889
Other interest-earning assets                                           39        59            55         69       110
                                                                   --------  --------      --------  ---------  --------
                Total interest income                              524,644   524,636       521,200    505,180   522,446
                                                                   --------  --------      --------  ---------  --------

INTEREST EXPENSE
Interest-bearing checking                                            8,640     7,346         6,627      6,295     8,129
Money market and savings deposits                                    9,688     9,315         9,350      9,144    13,819
Time deposits                                                       40,565    44,807        46,839     49,861    51,116
Certificates of deposit of $100,000 or more                         17,147    17,241        17,544     18,087    16,555
Foreign deposits                                                     3,598     2,589         2,589      1,658     1,675
Federal funds purchased and securities sold under agreements
 to repurchase                                                       8,185     6,645         6,163      3,917     4,555
Other borrowed funds                                                 1,905     1,981           971      1,076       985
Long-term Federal Home Loan Bank advances                           60,475    60,469        60,150     61,331    64,949
Other long-term debt                                                13,031    14,746        12,183     10,358    11,307
                                                                   --------  --------      --------  ---------  --------
                Total interest expense                             163,234   165,139       162,416    161,727   173,090
                                                                   --------  --------      --------  ---------  --------

NET INTEREST INCOME                                                361,410   359,497       358,784    343,453   349,356
Provision for loan losses                                           26,600    28,100        44,500     41,800    42,700
                                                                   --------  --------      --------  ---------  --------

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                334,810   331,397       314,284    301,653   306,656
                                                                   --------  --------      --------  ---------  --------

NONINTEREST REVENUES
Service charges on deposit accounts                                 94,377    93,215        93,177     87,535    81,677
Trust income                                                        29,935    28,880        26,114     25,918    25,598
Consumer investment services income                                 21,930    20,411        19,114     17,937    16,049
Interchange income                                                  20,628    16,299        15,648     16,709    18,360
Bank owned life insurance policies                                  11,610    11,669        11,706     13,616    13,060
Bankcard income                                                      7,509     6,856         7,079      6,622     6,691
Mortgage income                                                      3,889     7,512        12,060     11,975    17,130
Portfolio income                                                     8,145     9,667        14,009     17,600    15,906
Other noninterest revenues                                          20,229    25,921        24,483     30,873    16,247
                                                                   -------- ---------      --------  ---------  --------
                Total noninterest revenues                         218,252   220,430       223,390    228,785   210,718
                                                                   -------- ---------      --------  ---------  --------

NONINTEREST EXPENSES
Salaries and employee benefits                                     167,511   173,706       163,969    164,086   156,723
Net occupancy expense                                               36,326    35,252        34,350     34,120    33,484
Equipment expense                                                   30,968    30,544        29,141     29,022    30,572
Postage and office supplies                                         10,997    12,958        12,124     11,636    11,351
Marketing expense                                                    9,249    11,746         8,832      9,341     9,173
Communications expense                                               6,040     6,412         6,324      7,287     7,044
Amortization of intangibles                                          1,163     1,163         1,199      1,198     1,198
Other noninterest expenses                                          49,516    50,493        54,854     49,866    49,077
                                                                   -------- ---------      --------  ---------  --------
                Total noninterest expenses                         311,770   322,274       310,793    306,556   298,622
                                                                   -------- ---------      --------  ---------  --------

INCOME BEFORE INCOME TAXES                                         241,292   229,553       226,881    223,882   218,752
Income taxes                                                        74,329    69,454        68,329     66,494    63,927
                                                                   -------- ---------      --------  ---------  --------

NET INCOME                                                        $166,963  $160,099      $158,552  $ 157,388  $154,825
                                                                   ======== ========= ============= ========== =========

Average common shares outstanding                                  351,602   351,196       350,067    349,421   349,509
Earnings per common share                                         $    .47  $    .46      $    .45  $     .45  $    .44
Diluted average common shares outstanding                          356,314   356,908       355,306    353,317   353,354
Diluted earnings per common share                                 $    .47  $    .45      $    .45  $     .45  $    .44

                                                               Unaudited
                                                          AmSouth Bancorporation
                                 QUARTERLY AVERAGE DAILY BALANCES, REVENUE & EXPENSE SUMMARY, YIELDS & RATES
                                                  (Taxable equivalent basis, $ in thousands)


------------------------------------------------------------------------------------------------------------------------------------
                    Three Months Ended            Three Months Ended              Three Months Ended
                      June 30, 2004                March 31, 2004                  December 31, 2003

                  ----------------------------- ----------------------------- ------------------------------------------------------
                    Average    Revenue/  Yield/   Average    Revenue/  Yield/   Average    Revenue/  Yield/
                    Balance    Expense   Rate     Balance    Expense   Rate     Balance    Expense    Rate
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-
 earning
 assets:
Commercial and
 commercial real
 estate           $14,761,561  $178,896   4.87% $14,173,383  $176,064   5.00% $13,742,037  $176,320   5.09%
Residential
 first
 mortgages          3,863,999    49,333   5.13%   3,680,157    46,859   5.12%   3,675,039    47,393   5.12%
Equity loans
 and lines          7,288,969    78,254   4.32%   7,077,654    79,716   4.53%   6,915,508    79,328   4.55%
Dealer
 indirect           3,622,780    51,993   5.77%   3,608,410    54,325   6.06%   3,665,257    58,225   6.30%
Other consumer      1,096,320    24,201   8.88%   1,166,139    24,993   8.62%   1,265,908    27,007   8.46%
                  ------------ ---------        ------------ ---------        ------------ ---------
   Total loans
    net of
    unearned
    income         30,633,629   382,677   5.02%  29,705,743   381,957   5.17%  29,263,749   388,273   5.26%
Available-for-
 sale
 securities         6,559,420    81,249   4.98%   6,503,458    84,080   5.20%   6,537,647    85,783   5.21%
Held-to-
 maturity
 securities         5,929,467    67,685   4.59%   5,276,021    66,333   5.06%   4,621,250    55,758   4.79%
                  ------------ ---------        ------------ ---------        ------------ ---------
   Total
    investment
    securities     12,488,887   148,934   4.80%  11,779,479   150,413   5.14%  11,158,897   141,541   5.03%
Other interest-
 earning assets       378,235     3,531   3.75%     285,883     2,909   4.09%     187,197     1,940   4.11%
                  ------------ ---------        ------------ ---------        ------------ ---------

Total interest-
 earning assets    43,500,751   535,142   4.95%  41,771,105   535,279   5.15%  40,609,843   531,754   5.19%
Cash and due
 from banks         1,117,795                     1,117,832                     1,069,011
Other assets        3,554,548                     3,424,399                     3,407,036
Allowance for
 loan losses         (385,514)                     (386,932)                     (383,627)
Market
 valuation on
 AFS securities       (45,289)                       26,689                        (4,433)
                  ------------                  ------------                  ------------
                  $47,742,291                   $45,953,093                   $44,697,830
                  ============                  ============                  ============



LIABILITIES AND
 SHAREHOLDERS'
 EQUITY
Interest-
 bearing
 liabilities:
Interest-
 bearing
 checking          $6,829,555     8,640   0.51%  $6,334,668     7,346   0.47%  $5,878,840     6,627   0.45%
Money market and
 savings
 deposits           7,847,980     9,688   0.50%   7,674,745     9,315   0.49%   7,678,965     9,350   0.48%
Time
 deposits           9,133,052    57,712   2.54%   9,166,784    62,048   2.72%   9,188,371    64,383   2.78%
Foreign
 deposits           1,527,336     3,598   0.95%   1,205,037     2,589   0.86%   1,206,100     2,589   0.85%
Federal funds purchased and
 securities sold under
 agreements to
 repurchase         2,837,459     8,185   1.16%   2,378,217     6,645   1.12%   2,639,228     6,163   0.93%
Other interest-
 bearing
 liabilities        8,163,063    75,411   3.72%   8,187,362    77,196   3.79%   7,493,701    73,304   3.88%
                  ------------ ---------        ------------ ---------        ------------ ---------

Total interest-
 bearing
 liabilities       36,338,445   163,234   1.81%  34,946,813   165,139   1.90%  34,085,205   162,416   1.89%
                               --------- ------              --------- ------              --------- ------

Net interest
 spread                                   3.14%                         3.25%                         3.30%
                                         ======                        ======                        ======

Noninterest-
 bearing demand
 deposits           6,516,977                     6,103,216                     5,855,497
Other
 liabilities        1,581,233                     1,644,705                     1,606,022
Shareholders'
 equity             3,305,636                     3,258,359                     3,151,106
                  ------------                  ------------                  ------------

                  $47,742,291                   $45,953,093                   $44,697,830
                  ============                  ============                  ============

Net interest
 income/margin on
 a taxable
 equivalent basis               371,908   3.44%               370,140   3.56%               369,338   3.61%
                                         ======                        ======                        ======

Taxable
 equivalent
 adjustment:
Loans                             6,075                         6,242                         6,359
Available-for-
 sale
 securities                         672                           661                           687
Held-to-
 maturity
 securities                       3,751                         3,740                         3,508
                               ---------                     ---------                     ---------
Total taxable
 equivalent
 adjustment                      10,498                        10,643                        10,554
                               ---------                     ---------                     ---------
Net interest
 income                        $361,410                      $359,497                      $358,784
                               =========                     =========                     =========


                                                               Unaudited
                                                          AmSouth Bancorporation
                                 QUARTERLY AVERAGE DAILY BALANCES, REVENUE & EXPENSE SUMMARY, YIELDS & RATES
                                                  (Taxable equivalent basis, $ in thousands)


------------------------------------------------------------------------------------------------------------------------
                                                               Three Months Ended            Three Months Ended
                                                               September 30, 2003             June 30, 2003
                                                             ----------------------------- -----------------------------
                                                               Average    Revenue/  Yield/   Average    Revenue/  Yield/
                                                               Balance    Expense   Rate     Balance    Expense    Rate
------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-
 earning
 assets:
Commercial and
 commercial real
 estate                                                      $13,418,636  $172,721   5.11% $13,334,004  $173,089   5.21%
Residential
 first
 mortgages                                                     3,482,912    46,621   5.31%   3,266,570    46,441   5.70%
Equity loans
 and lines                                                     6,751,177    79,328   4.66%   6,615,453    82,108   4.98%
Dealer
 indirect                                                      3,726,766    61,857   6.59%   3,743,714    64,806   6.94%
Other consumer                                                 1,288,282    27,838   8.57%   1,306,096    30,032   9.22%
                                                             ------------ ---------        ------------ ---------
   Total loans
    net of
    unearned
    income                                                    28,667,773   388,365   5.37%  28,265,837   396,476   5.63%
Available-for-
 sale
 securities                                                    5,540,681    75,238   5.39%   4,646,425    75,971   6.56%
Held-to-
 maturity
 securities                                                    4,467,344    49,463   4.39%   4,440,248    59,984   5.42%
                                                             ------------ ---------        ------------ ---------
   Total
    investment
    securities                                                10,008,025   124,701   4.94%   9,086,673   135,955   6.00%
Other interest-
 earning assets                                                  399,336     2,911   2.89%     356,393     1,323   1.49%
                                                             ------------ ---------        ------------ ---------

Total interest-
 earning assets                                               39,075,134   515,977   5.24%  37,708,903   533,754   5.68%
Cash and due
 from banks                                                    1,058,120                     1,057,946
Other assets                                                   3,554,143                     3,386,249
Allowance for
 loan losses                                                    (390,219)                     (391,229)
Market
 valuation on
 AFS securities                                                   18,529                       156,129
                                                             ------------                  ------------
                                                             $43,315,707                   $41,917,998
                                                             ============                  ============



LIABILITIES AND
 SHAREHOLDERS'
 EQUITY
Interest-
 bearing
 liabilities:
Interest-
 bearing
 checking                                                     $5,793,183     6,295   0.43%  $5,753,817     8,129   0.57%
Money market and
 savings
 deposits                                                      7,670,427     9,144   0.47%   7,548,133    13,819   0.73%
Time
 deposits                                                      9,306,813    67,948   2.90%   8,774,627    67,671   3.09%
Foreign
 deposits                                                        828,492     1,658   0.79%     689,875     1,675   0.97%
Federal funds purchased and securities sold under agreements
 to repurchase                                                 1,954,417     3,917   0.80%   1,836,940     4,555   0.99%
Other interest-
 bearing
 liabilities                                                   7,365,016    72,765   3.92%   7,333,085    77,241   4.22%
                                                             ------------ ---------        ------------ ---------

Total interest-
 bearing
 liabilities                                                  32,918,348   161,727   1.95%  31,936,477   173,090   2.17%
                                                                          --------- ------              --------- ------

Net interest
 spread                                                                              3.29%                         3.51%
                                                                                    ======                        ======

Noninterest-
 bearing demand
 deposits                                                      5,605,708                     5,329,351
Other
 liabilities                                                   1,696,861                     1,539,225
Shareholders'
 equity                                                        3,094,790                     3,112,945
                                                             ------------                  ------------

                                                             $43,315,707                   $41,917,998
                                                             ============                  ============

Net interest income/margin on a taxable equivalent basis                   354,250   3.60%               360,664   3.84%
                                                                                    ======                        ======

Taxable
 equivalent
 adjustment:
Loans                                                                        6,479                         6,617
Available-for-
 sale
 securities                                                                    743                           906
Held-to-
 maturity
 securities                                                                  3,575                         3,785
                                                                          ---------                     ---------
Total taxable
 equivalent
 adjustment                                                                 10,797                        11,308
                                                                          ---------                     ---------
Net interest
 income                                                                   $343,453                      $349,356
                                                                          =========                     =========



NOTE: The taxable equivalent adjustment has been computed based on the statutory federal income tax rate, adjusted for applicable state income taxes net of the related federal tax benefit. Loans net of unearned income includes nonaccrual loans for all periods presented. Available-for-sale securities excludes certain noninterest-earning, marketable equity securities. Statement 133 valuation adjustments related to time deposits, certificates of deposit of $100,000 or more and other interest-bearing liabilities are included in other liabilities. Included in interest revenue for the available-for-sale portfolio for the three months ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003 and June 30, 2003, was approximately $6,885,000, $7,955,000,
$8,646,000, $10,147,000, and $12,071,000, respectively, associated with retained interest on loans sold or securitized which resulted in an increase in the yield on the available-for-sale portfolio of approximately 42, 49, 52, 72, and 103 basis points, respectively.


                                                                Unaudited
                                                           AmSouth Bancorporation
                                                  CONSOLIDATED PERIOD-END BALANCE SHEETS
                                                               ($ in thousands)

------------------------------------------------------------------------------------------------------------------------
                                                            2004                          2003
                                                ----------------------------- ------------------------------------------
                                                       June 30     March 31        December 31  September 30   June 30

                                                     -----------  -----------      -----------  -----------  -----------
ASSETS
Cash and due from banks                             $ 1,145,370  $ 1,074,116      $ 1,163,986  $ 1,116,554  $ 1,451,537
Federal funds sold and securities purchased
 under agreements to resell                              87,000      654,000              -0-       25,247      484,300
Trading securities                                       11,092          552            2,721        1,725          287
Available-for-sale securities                         6,586,697    6,371,254        7,125,971    6,428,817    5,814,466
Held-to-maturity securities                           6,004,032    6,139,369        4,928,195    4,629,726    4,842,826
Loans held for sale                                     261,968      234,842          102,292      140,913       17,655
Loans net of unearned income:
          Commercial and industrial                   5,515,740    5,452,783        5,264,283    5,228,850    5,313,418
          Commercial loans - secured by real
           estate                                     2,197,646    2,077,381        2,026,092    1,914,300    1,829,220
          Commercial leases                           1,974,396    1,974,093        1,962,437    1,907,385    1,787,725
          Commercial real estate mortgages            2,642,411    2,670,401        2,359,209    2,420,498    2,429,824
          Real estate construction                    2,568,776    2,361,309        2,327,512    2,251,109    2,126,456
          Residential first mortgages                 4,189,126    3,598,004        3,646,329    3,570,875    3,024,847
          Equity loans and lines                      7,514,199    7,034,828        7,005,061    6,826,872    6,689,561
          Dealer indirect                             3,627,608    3,623,389        3,610,005    3,698,688    3,720,988
          Revolving credit                              555,763      535,884          550,521      527,668      525,109
          Other consumer                                565,832      565,651          587,915      782,159      775,394
                                                     -----------  -----------      -----------  -----------  -----------
          Total loans net of unearned income         31,351,497   29,893,723       29,339,364   29,128,404   28,222,542
Allowance for loan losses                              (382,482)    (382,450)        (384,124)    (384,059)    (384,011)
Other interest-earning assets                            11,813       44,735           40,218       33,102       48,602
Premises and equipment, net                           1,020,033      993,651          964,692      927,407      907,680
Cash surrender value - bank owned life
 insurance                                            1,089,445    1,077,426        1,065,996    1,052,950    1,041,391
Goodwill and other intangibles                          303,921      299,691          300,854      302,425      299,503
Accrued interest receivable and other assets            850,659    1,014,059          965,351      939,488    1,037,429
                                                     -----------  -----------      -----------  -----------  -----------
                                                    $48,341,045  $47,414,968      $45,615,516  $44,342,699  $43,784,207
                                                     ===========  ===========      ===========  ===========  ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits and interest-bearing liabilities:
      Deposits:
          Noninterest-bearing demand                $ 6,636,325  $ 6,544,028      $ 6,273,835  $ 5,839,977  $ 5,849,456
          Interest-bearing checking                   6,809,885    6,737,060        6,183,832    5,746,617    5,739,344
          Money market and savings deposits           7,827,390    7,887,543        7,592,020    7,739,210    7,553,650
          Time                                        5,623,470    6,118,682        6,278,053    6,410,087    6,532,948
          Certificates of deposit of $100,000
           or more                                    3,638,933    3,103,575        2,818,490    2,864,383    2,696,099
          Foreign                                     1,603,241    1,153,804        1,294,123      867,949      727,329
                                                     -----------  -----------      -----------  -----------  -----------
          Total deposits                             32,139,244   31,544,692       30,440,353   29,468,223   29,098,826
      Federal funds purchased and securities
       sold under agreements to repurchase            2,145,521    1,927,492        2,026,253    2,221,105    1,837,292
     Other borrowed funds                             1,460,893      325,169          343,202      430,461      149,333
     Long-term Federal Home Loan Bank advances        5,779,709    5,783,600        5,737,952    5,595,264    5,826,839
     Other long-term debt                             2,084,213    2,286,091        2,114,482    1,475,346    1,517,224
                                                     -----------  -----------      -----------  -----------  -----------
          Total deposits and interest-bearing
           liabilities                               43,609,580   41,867,044       40,662,242   39,190,399   38,429,514
Accrued expenses and other liabilities                1,435,987    2,175,575        1,723,605    1,999,466    2,209,118
                                                     -----------  -----------      -----------  -----------  -----------
          Total liabilities                          45,045,567   44,042,619       42,385,847   41,189,865   40,638,632
                                                     -----------  -----------      -----------  -----------  -----------


Shareholders' equity:
     Common stock                                       416,768      416,769          416,878      416,879      416,890
     Capital surplus                                    714,134      714,262          715,663      712,286      706,042
     Retained earnings                                3,372,672    3,295,748        3,228,533    3,155,397    3,083,424
     Treasury stock                                  (1,043,783)  (1,054,734)      (1,076,644)  (1,102,503)  (1,106,191)
     Deferred compensation on restricted stock          (14,496)     (14,551)         (14,501)     (15,340)     (15,838)
     Accumulated other comprehensive
      (loss)/income                                    (149,817)      14,855          (40,260)     (13,885)      61,248
                                                     -----------  -----------      -----------  -----------  -----------
          Total shareholders' equity                  3,295,478    3,372,349        3,229,669    3,152,834    3,145,575
                                                     -----------  -----------      -----------  -----------  -----------
                                                    $48,341,045  $47,414,968      $45,615,516  $44,342,699  $43,784,207
                                                     ===========  ===========      ===========  ===========  ===========



                                                                Unaudited
                                                            AmSouth Bancorporation
                                                           CREDIT QUALITY STATISTICS
                                                                ($ in thousands)


------------------------------------------------------------------------------------------------------------------------
                                                                                 Three Months Ended
                                                                           2004                          2003
                                                                      ----------------     -----------------------------
NET CHARGE-OFFS/(RECOVERIES)                                           June    March        December  September   June
                                                                        30       31           31         30        30
-----------------------------------------------------------------     -------  -------      --------  ---------  -------
Commercial:
   Commercial & industrial                                           $ 6,889  $ 6,671      $ 12,579  $   9,523  $12,553
   Commercial loans - secured by real estate                             666      (78)          445        483      304
   Commercial leases                                                    (380)      83           910        (82)     558
                                                                      -------  -------      --------  ---------  -------
         Total commercial                                              7,175    6,676        13,934      9,924   13,415

Commercial real estate:
   Commercial real estate mortgages                                      581     (882)          (87)     2,172      186
   Real estate construction                                            1,370      260           (10)       593      443
                                                                      -------  -------      --------  ---------  -------
         Total commercial real estate                                  1,951     (622)          (97)     2,765      629

Consumer:
   Residential first mortgages                                           660      783           596        587      836
   Equity loans and lines                                              5,646    7,150        10,371     10,448    9,204
   Dealer indirect                                                     3,696    6,177         9,899      8,450   10,080
   Revolving credit                                                    4,841    5,124         5,716      5,850    5,717
   Other consumer                                                      2,599    2,718         4,016      3,728    2,744
                                                                      -------  -------      --------  ---------  -------
         Total consumer                                               17,442   21,952        30,598     29,063   28,581
                                                                      -------  -------      --------  ---------  -------
                                                                     $26,568  $28,006      $ 44,435  $  41,752  $42,625
                                                                      =======  =======      ========  =========  =======



NET CHARGE-OFFS AS A PERCENT
OF AVERAGE LOANS (Annualized)
---------------------------------------------------------------------------------
Commercial:
   Commercial & industrial                                                         0.50 %  0.50 %  0.96 %  0.72 % 0.95 %
   Commercial loans - secured by real estate                                       0.13   (0.02)   0.09    0.10   0.07
   Commercial leases                                                              (0.08)   0.02    0.19   (0.02)  0.13
                                                                                  ------  ------  ------  ------  -----
         Total commercial                                                          0.30    0.29    0.61    0.44   0.61

Commercial real estate:
   Commercial real estate mortgages                                                0.09   (0.15)  (0.01)   0.37   0.03
   Real estate construction                                                        0.22    0.04    0.00    0.11   0.08
                                                                                  ------  ------  ------  ------  -----
         Total commercial real estate                                              0.15   (0.05)  (0.01)   0.24   0.06

Consumer:
   Residential first mortgages                                                     0.07    0.09    0.06    0.07   0.10
   Equity loans and lines                                                          0.31    0.41    0.59    0.61   0.56
   Dealer indirect                                                                 0.41    0.69    1.07    0.90   1.08
   Revolving credit                                                                3.59    3.81    4.25    4.41   4.38
   Other consumer                                                                  1.89    1.75    2.18    1.94   1.41
                                                                                  ------  ------  ------  ------  -----
         Total consumer                                                            0.44    0.57    0.78    0.76   0.77
                                                                                  ------  ------  ------  ------  -----
                                                                                   0.35 %  0.38 %  0.60 %  0.58 % 0.60 %
                                                                                  ======  ======  ======  ======  =====


                                                                Unaudited
                                                           AmSouth Bancorporation
                                                    CREDIT QUALITY STATISTICS (continued)
                                                               ($ in thousands)


------------------------------------------------------------------------------------------------------------------------
                                                                             2004                   2003
                                                                       ------------------ ------------------------------
NONPERFORMING LOANS*                                                    June     March     December  September    June
                                                                         30       31          31         30        30
---------------------------------------------------------------------- --------  --------  --------  ---------  --------
Commercial:
   Commercial & industrial                                            $ 45,275  $ 41,623  $ 46,826  $  52,245  $ 57,092
   Commercial loans - secured by real estate                            21,356    22,931    19,920     18,450    13,463
   Commercial leases                                                     2,899     3,444     3,277      4,695     5,967
                                                                       --------  --------  --------  ---------  --------
         Total commercial                                               69,530    67,998    70,023     75,390    76,522

Commercial real estate:
   Commercial real estate mortgages                                      3,670     2,156     3,548     11,489    13,189
   Real estate construction                                              2,912     5,308     7,581      7,515     9,934
                                                                       --------  --------  --------  ---------  --------
         Total commercial real estate                                    6,582     7,464    11,129     19,004    23,123

Consumer:
   Residential first mortgages                                          18,393    17,525    15,987     11,892    13,704
   Equity loans and lines                                                8,057     9,765    12,652     14,135    13,931
   Dealer indirect                                                          23        18        21         23         9
   Other consumer                                                           85       134       341        349       356
                                                                       --------  --------  --------  ---------  --------
         Total consumer                                                 26,558    27,442    29,001     26,399    28,000
                                                                       --------  --------  --------  ---------  --------
                                                                      $102,670  $102,904  $110,153  $ 120,793  $127,645
                                                                       ========  ========  ========  =========  ========

*  Exclusive of accruing loans 90 days past due.




ACCRUING LOANS 90 DAYS PAST DUE
----------------------------------------------------------------------
Commercial:
   Commercial & industrial                                            $  6,873  $  7,353  $  9,688  $   8,269  $  8,230
   Commercial loans - secured by real estate                               722       740       869      3,632       140
   Commercial leases                                                       -0-        24        69        452         5
                                                                       --------  --------  --------  ---------  --------
         Total commercial                                                7,595     8,117    10,626     12,353     8,375

Commercial real estate:
   Commercial real estate mortgages                                        202       347       116        174       170
   Real estate construction                                                -0-       -0-       -0-        581       434
                                                                       --------  --------  --------  ---------  --------
         Total commercial real estate                                      202       347       116        755       604

Consumer:
   Residential first mortgages                                           9,217     9,901    12,364     13,093    10,275
   Equity loans and lines                                               25,249    29,457    31,887     34,191    34,829
   Dealer indirect                                                       2,979     2,833     3,894      3,624     4,011
   Revolving credit                                                      6,823     6,728     7,117      7,249     7,708
   Other consumer                                                          907       812     1,456      1,323     1,652
                                                                       --------  --------  --------  ---------  --------
         Total consumer                                                 45,175    49,731    56,718     59,480    58,475
                                                                       --------  --------  --------  ---------  --------
                                                                      $ 52,972  $ 58,195  $ 67,460  $  72,588  $ 67,454
                                                                       ========  ========  ========  =========  ========


                                                                        Unaudited
                                                                AmSouth Bancorporation
                                                                    OTHER INFORMATION



------------------------------------------------------------------------------------------------------------------------
                                                                                      2004              2003
                                                                            --------------- ----------------------------
REGULATORY CAPITAL RATIOS                                                   June    March   December  September  June
                                                                             30*     31       31         30       30
--------------------------------------------------------------------------- ------  ------  --------  ---------  ------
  Tier 1 capital ratio
         AmSouth                                                             7.72 %  7.78 %    7.71 %     7.64 %  7.56 %
         AmSouth Bank                                                        8.41    8.52      8.65       8.83    8.99

  Total capital ratio
         AmSouth                                                            10.79 % 10.96 %   11.22 %    11.33 % 11.32 %
         AmSouth Bank                                                       11.05   11.25     11.59      11.85   12.06

  Leverage ratio
         AmSouth                                                             6.60 %  6.68 %    6.66 %     6.64 %  6.69 %
         AmSouth Bank                                                        7.19    7.31      7.46       7.67    7.94


  * Second quarter 2004 regulatory capital ratios based on preliminary data.
